UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 10, 2017

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2017, the Company’s stockholders approved the Hub Group, Inc. 2017 Long-Term Incentive Plan (the “Plan”). Effective as of May 16, 2017, the Company adopted form of stock awards under the Plan for the Company’s employees, including the Company’s principal executive officer, principal financial officer and named executive officers, and form of stock awards under the Plan for non-employee directors. The forms of stock awards represent the right to receive shares of the Company’s Class A Common Stock under the Plan, subject to certain time restrictions.

Attached hereto as Exhibit 10.1 is the Form of Terms of Restricted Stock Award to Directors under the Hub Group, Inc. 2017 Long-Term Incentive Plan. Attached hereto as Exhibit 10.2 is the Form of Terms of Restricted Stock Award to non-directors under the Hub Group, Inc. 2017 Long-Term Incentive Plan. The descriptions of the material terms of the awards are qualified in their entirety by reference to the award agreements.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2017, the Company held the 2017 Annual Meeting at 10:00 a.m. at Hub Group Inc.’s Corporate Headquarters, located at 2000 Clearwater Drive, Oak Brook, Illinois 60523. As of March 13, 2017, the record date for the 2017 Annual Meeting, there were 33,480,802 shares of Class A common stock and 662,296 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one (1) vote and each Class B share is entitled to approximately eighty-four (84) votes. A quorum of stockholders, present in person or by proxy, representing 86,299,255 votes were present at the 2017 Annual Meeting. The final voting results of the 2017 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2017.

Proposal One – Election of Directors

The Company’s stockholders elected each of the Company’s eight nominees for director to serve until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	84,625,303	473,389	1,200,563
Donald G. Maltby	83,670,093	1,428,599	1,200,563
Gary D. Eppen	79,497,996	5,600,696	1,200,563
James C. Kenny	84,527,014	571,678	1,200,563
Charles R. Reaves	83,593,966	1,504,726	1,200,563
Martin P. Slark	84,450,350	648,342	1,200,563
Jonathan P. Ward	84,517,815	580,877	1,200,563
Peter B. McNitt	84,541,149	557,543	1,200,563

Proposal Two – Advisory Vote on Executive Compensation

The Company’s stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 22, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker non-Votes
77,050,064	7,712,937	335,691	1,200,563

Proposal Three – Advisory Vote on the Frequency of Advisory Vote on Executive Compensation

The Company’s common stockholders approved an annual advisory vote on executive compensation, as set forth below:

1 Year	2 Year	3 Year	Abstain
74,503,084	4,668	10,575,931	15,009

The vote results show that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2017 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

Proposal Four – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker non-Votes
86,029,118	247,529	22,608	-

Proposal Five – Approval of the Hub Group, Inc. 2017 Long-Term Incentive Plan

The Company’s common stockholders approved the 2017 Long-Term Incentive Plan as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 22, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker non-Votes
70,426,038	14,314,289	358,365	1,200,563

Item 9.01 Financial Statements and Exhibits

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       A list of exhibits filed herewith are contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: May 16, 2017	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
Title: Executive Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.

10.1	Form of Terms of Restricted Stock Award to Directors under the Hub Group, Inc. 2017 Long-Term Incentive Plan

10.2	Form of Terms of Restricted Stock Award to non-directors under the Hub Group, Inc. 2017 Long-Term Incentive Plan